EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of President and (Chief Executive Officer)

In connection with the Quarterly Report of Industrial Minerals, Inc. (the "Company") on Form 10-Q for the fiscal quarter ending March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory Bowes, President and Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 16, 2011          /s/ Gregory Bowes
                                   Gregory Bowes
                                   President and CE0